INDEPENDENT CONTRACTOR AGREEMENT

Whereas American Medical Systems (AMS) wishes to hire Henry J. Smith Ph.D, as an independent contractor to provide consultation services to AMS, both parties agree to the following terms and conditions.

     1. Henry Smith is an independent contractor and not an officer or employee of AMS. His responsibilities will be to provide consultation services to AMS concerning capital formation, corporate organization, technical aspects and other areas that AMS requests his expertise.

     2. Henry J. Smith agrees to keep all proprietary information provided by AMS under this agreement strictly confidential and not disclosed to third parties or circumvented in any way.

     3. The fee for consultation services is $125 per hour and will include travel time to attend meetings on behalf of AMS.

          Additional costs such as materials, phone/fax expenses, etc. will be billed separately.

          Invoices to be paid within 2 weeks of submission of the bill to AMS.

     4. Either party may unilaterally terminate this agreement upon written notice to the other party.





Signed: /s/ Henry J. Smith                            Date:  6/26/00
       ----------------------------------                  -----------
       Henry J. Smith
       Independent Contractor





Signed: /s/ Peter George                              Date:  6/26/00
       ----------------------------------                  -----------
       Peter George, President and CEO
       American Medical Systems, Inc.

     TRANSHEALTH INTERNATIONAL, INC.
     ===========================================================================




1st November 1997



Advanced Medical Systems, Inc.
2950 North Glassell,
Orange, CA  92865

Attention: Board of Directors, Advanced Medical Systems. Inc.
-------------------------------------------------------------

Thank you for the invitation to be Chairman of the Scientific Advisory Board of Advanced Medical Systems, Inc.
I am extremely pleased to accept your invitation and look forward to be of assistance in the growth and success of Advanced Medical Systems.

Sincerely,



/s/ Henry J. Smith


Henry J. Smith Ph.D.
President: TransHealth International, Inc.













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4400 MacArthur Blvd., Suite 557                          Newport Beach, CA 92660
Phone: (714) 955-4959                                        Fax: (714) 955-4969